UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

Akoustis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-193467 (Commission File Number)	33-1229046 (I.R.S. Employer Identification Number)

9805 Northcross Center Court, Suite H

Huntersville, NC 28078

(Address of principal executive offices, including zip code)

704-997-5735

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of December 15, 2016, Akoustis Technologies, Inc. (the “Company”) entered into a plan of conversion (the “Plan of Conversion”) and changed its state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). The Company executed the Plan of Conversion following approval by the Company’s stockholders of the Reincorporation at the Company’s 2016 Annual Meeting of Stockholders held on December 15, 2016 (the “Annual Meeting”). The Plan of Conversion is attached hereto as Exhibit 2.1. In connection with the Reincorporation, the Company filed Articles of Conversion with the State of Nevada attached hereto as Exhibit 3.1 and a Certificate of Conversion with the State of Delaware attached hereto as Exhibit 3.2.

Upon effectiveness of the Reincorporation, the rights of the Company’s stockholders became governed by the Delaware General Corporation Law, the Certificate of Incorporation attached hereto as Exhibit 3.3, and the Bylaws attached hereto as Exhibit 3.4. As a Delaware corporation following the Reincorporation (“Akoustis-Delaware”), the Company is deemed to be the same continuing entity as the Nevada corporation prior to the Reincorporation (“Akoustis-Nevada”). As such, Akoustis-Delaware continues to possess all of the rights, privileges, and powers of Akoustis-Nevada, all of the properties of Akoustis-Nevada, and all of the debts, liabilities, and obligations of Akoustis-Nevada, including all contractual obligations, and continues with the same name, business, assets, liabilities, headquarters, officers, and directors as immediately prior to the Reincorporation.

Upon effectiveness of the Reincorporation, all of the issued and outstanding shares of common stock of Akoustis-Nevada automatically converted into issued and outstanding shares of common stock of Akoustis-Delaware without any action on the part of the Company’s stockholders. Each outstanding option or warrant to purchase a share of Akoustis-Nevada common stock will be deemed to constitute an option or warrant to purchase one share of common stock of Akoustis-Delaware at an exercise price per full share equal to the stated exercise price or other terms or provisions of the option or warrant. The common stock of Akoustis-Delaware will continue to be quoted on the OTC Markets (OTCQB) under the same “AKTS” symbol.

Additional information regarding the Reincorporation and a comparison of the rights of stockholders of Akoustis-Delaware and Akoustis-Nevada can be found in the definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on November 14, 2016 (the “Proxy Statement”).

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s stockholders approved the Akoustis Technologies, Inc. 2016 Stock Incentive Plan (the “2016 Plan”).  The 2016 Plan, under which awards can be granted until December 14, 2026, or the 2016 Plan’s earlier termination, provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted awards in the form of restricted stock awards, restricted stock units and deferred stock units, performance awards in the form of performance shares and performance units, phantom stock awards and other stock-based awards or dividend equivalent awards to selected employees, including the Company’s named executive officers, non-employee directors, and consultants of the Company and its affiliates.

The maximum number of shares of common stock that the Company may issue or deliver pursuant to awards granted under the 2016 Plan is 3,000,000 shares, plus any shares subject to outstanding awards granted under the Akoustis Technologies, Inc. 2015 Equity Incentive Plan (the “2015 Plan”), which awards are forfeited, cancelled, terminated, expire or lapse for any reason without the issuance of shares or pursuant to which such shares are forfeited or reacquired by the Company. No new awards will be granted under the 2015 Plan.

The foregoing summary description of the 2016 Plan is qualified in its entirety by reference to the actual terms of the 2016 Plan, which is incorporated herein by reference to Exhibit 10.1.  For additional information regarding the 2016 Plan, please refer to “Proposal 2 – Approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan” on pages 14-23 of the Proxy Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s stockholders approved four proposals that were presented at the Annual Meeting, which were described in the Proxy Statement. There were 15,876,981 shares of common stock eligible to be voted at the Annual Meeting, and 10,632,847 shares were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the Annual Meeting. The final voting results of the four proposals are set forth below.

Proposal 1: Election of Directors

The Company’s stockholders approved the slate of directors consisting of five members to hold office until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier resignation or removal, based on the following voting results:

Nominee	For	Withheld	Broker Non-Votes
Arthur E. Geiss	9,372,747	267,500	992,600
Jerry D. Neal	9,640,247	0	992,600
Jeffrey B. Shealy	9,372,747	267,500	992,600
Steven P. DenBaars	9,372,747	267,500	992,600
Jeffrey K. McMahon	9,640,247	0	992,600

Proposal 2: Approval of the Akoustis Technologies, Inc. 2016 Stock Incentive Plan

The Company’s stockholders approved the 2016 Plan, based on the following voting results:

For	9,293,438
Against	267,700
Abstain	79,109
Broker Non-Votes	992,600

Proposal 3: Approval of the Reincorporation

The Company’s stockholders approved the Reincorporation, based on the following voting results:

For	9,620,247
Against	0
Abstain	20,000
Broker Non-Votes	992,600

Proposal 4: Ratification of the Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2017, based on the following voting results:

For	10,632,594
Against	253
Abstain	0
Broker Non-Votes	0

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Plan of Conversion, dated December 15, 2016
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on December 15, 2016
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on December 15, 2016
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on December 15, 2016
3.4	Bylaws, dated as of December 15, 2016
10.1	Akoustis Technologies, Inc. 2016 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKOUSTIS TECHNOLOGIES, INC.

By:	/s/ Cindy C. Payne
Name: Cindy C. Payne Title: Chief Financial Officer

Date:  December 16, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Conversion, dated December 15, 2016
3.1	Articles of Conversion, as filed with the Nevada Secretary of State on December 15, 2016
3.2	Certificate of Conversion, as filed with the Delaware Secretary of State on December 15, 2016
3.3	Certificate of Incorporation, as filed with the Delaware Secretary of State on December 15, 2016
3.4	Bylaws, dated as of December 15, 2016
10.1	Akoustis Technologies, Inc. 2016 Stock Incentive Plan